Short-term debt	12 Months Ended
Dec. 31, 2020
Short-term Debt [Abstract]
Short-term debt	Short-term debt
Short-term debt consists of the following:

	2020	2019
Short-term bank loans (i)	—	10,794
Revolving Credit Facility (ii)	—	2,500
Bank overdrafts	—	2
	$—	$13,296
(i)Short-term bank loans

As of December 31, 2019, comprised two loans. In Brazil, granted by Banco Bradesco S.A, amounting to $7,454, which matured in February 2020 and the interest rate was the Interbank Market reference interest rate (known in Brazil as “CDI” Certificados de Depósitos Interbancários) plus 0.67% per year. In Argentina, granted by Banco de la Ciudad de Buenos Aires, amounting to $3,340 which matured in January 2020 and the interest rate was 54% per year. Brazilian and Argentinian loans were renewed during 2020 and cancelled in September 2020 and October 2020, respectively.

(ii)Revolving credit facility

On December 11, 2020, the Company renewed its committed revolving credit facility with JPMorgan Chase Bank, N.A (JPMorgan), for up to $25 million maturing on December 11, 2021. This revolving credit facility will permit the Company to borrow money from time to time to cover its working capital needs and for other general corporate purposes. Principal is due upon maturity. However, prepayments are permitted without premium or penalty. Each loan made under this agreement will bear interest annually at LIBOR plus 3% that will be payable on the date of any prepayment or at maturity.

The obligations of the Company under the revolving credit facility are jointly and severally guaranteed by certain of the Company’s subsidiaries on an unconditional basis. The revolving credit facility includes customary covenants including, among others, restrictions on the ability of the Company, the guarantors and certain material subsidiaries to: (i) incur liens, (ii) enter into any merger, consolidation or amalgamation; (iii) sell, assign, lease or transfer all or substantially all of the borrower’s or guarantor’s business or property; (iv) enter into transactions with affiliates; (v) engage in substantially different lines of business; (vi) engage in transactions that violate certain anti-terrorism laws. In addition, the Company is required, among others, to: maintain unrestricted cash, cash equivalents and/or marketable securities in a minimum aggregate amount equal to $50 million.; and (ii) comply, as of the last day of each quarter during the agreement, with a consolidated net indebtedness (including interest payable) to EBITDA ratio lower than:

As of December 31, 2020	9.5
As of March 31, 2021	15.25
As of June 30, 2021	5.25
As of September 30, 2021	4.25

As of December 31, 2020, the Company’s net indebtedness (including interest payable) to EBITDA ratio was 7.62 and thus it is currently in compliance with the ratio requirement.

The revolving credit facility provides for customary events of default, which, if any of them occurs, would permit or require the lender to terminate its obligation to provide loans under the revolving credit facility and/or to declare all sums outstanding under the loan documents immediately due and payable.

No amounts are due at the date of issuance of these consolidated financial statements in connection with this revolving credit facility. As of December 31, 2019, there was $2.5 million related to a previous committed revolving credit facility between ADBV and Bank of America that was not renewed after its maturity.